Exhibit 99.3
Magellan Petroleum Annual General Meeting, 27th May, 2009 Maine !! ? Near-Term Business Summary Strategic Plan and Execution

Except for historical statements / discussions, some statements contained in this report constitute "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward looking statements are based on current expectations and rely on a number of assumptions concerning future events, and are subject to a number of uncertainties and other factors, many of which are outside our control, that could cause actual results to differ materially from such statements. Forward Looking Statements

Portland, Maine (MSA 350,000) Four Corporate headquarters Kiplinger's Top 5 for "Creative People" Inc's #20 for "Entrepreneurs" and #32 for "Business" Forbes 2009 Most Livable City

Annual General Meeting Financial Summary, Review, and Discussion Oil & Gas Commercial / Operations Situation Business Valuation Strategic Plan & Effort Next Steps William H. Hastings May, 2009

Initial Personnel Changes

William H. Hastings President and Chief Executive Officer Magellan Petroleum Corporation Twenty-seven years service with Marathon Oil Corporation Active in New Ventures, Business Development, and Natural Gas projects Based in London from 1998 through 2003 and again in 2006 Significant Project Development experience Alvheim (Norway), EGLNG (Equatorial Guinea), Corrib non-op stake, Kinsale Head storage, Symphony Gas line (not built) Existing projects have material impact on financials at Marathon Important Skills Balancing optimism versus realism Execution of projects (not just talking) Commitment and Patience necessary to build a business

Marathon's Success since 2000

Business Summary

Opportunities Expense Reduction and Restructuring effort We have existing fields, remaining reserves, and short /long term market options Solutions here have material impact Consolidation of operations may require additional capital Growth Significant, proven but undeveloped fields offshore North Australia Subsea template development technology Many processing/petrochemical companies increasing supply/exposure to China Equity Valuations Small-cap valuations are consistently below $2/boe (30 cents/mcf) Companies with discovered reserves are struggling with debt rollovers Firms in both categories are receptive to combination / new direction Business Potential

Current Business Summary Financially, our year-on-year results were disappointing. The Crude oil market collapsed due to the economic meltdown Natural gas prices remained stable due to fixed contract price Mereenie and Palm Valley production have initiated expected declines Gross reserves remain just under 200 BCF - available for sale Our weighted average share of this is 83 BCF (not including Dingo) We are roughly 85% natural gas and 15% oil We are challenged by our cost structure and by pipeline operations reliability Our cash flow was good and our cash position is superior We have no debt US$51 million on-hand at YEP closing (45% US$ and 55% Aus $) New Investments Low Unit-cost reserves / distressed companies are "available" We are making moves to secure high-value existing assets We will rationalize/sell our high-cost operations.

Oil & Gas Commercial / Operations Discussion

Current Operations Situation Both Mereenie and Palm Valley are producing now but lack long-term gas sales agreements Sales proposals are actively being discussed. We remain optimistic, but are unsure of the exact outcome as of today. Operating expenses at the fields are relatively high We are exploring basin-wide operating solutions We are pushing (with the Operator, Santos) for substantial opex reduction (including consolidation and remote operation) Expense reduction programs will key to gas sales agreement results. Mereenie oil pipeline operations will need attention and we will truck oil United Kingdom Markwells Wood site is being cleared Rig access remains key - with drilling to start October 2009 (earliest)

Commercial Natural Gas Status (Australian Sales) We are active discussion with several parties Downstream markets and partners ConocoPhillips (Darwin LNG / Bayu Undan) Power and Water Corporation ENI Australia Longer-term petrochemicals discussion Methanol Ammonia Blacktip situation Initial production delayed substantively from 01 Jan 09

Oil Situation (Cooper Basin & Mereenie) Cooper Basin Unit drilling costs are relatively high at $20-25/bbl Unit operating costs are also high at $18-24/bbl At current market price levels, given the size and risk level, the Cooper Basin will not achieve, long-term, positive financial value. Cooper Basin, therefore, is considered non-core Mereenie Field production has begun its predicted decline Reliability of the oil pipeline from Mereenie to Brewer Estate is questioned Interim plans to truck oil from Mereenie are active This will marginally increase transport cost for the oil to market. New well sites and pressure maintenance projects can improve Mereenie performance Operator consolidation, remote telemetry operation, and aggressive cost-cutting programs will also significantly improve Mereenie performance

Business Valuation Assumptions

75 150 225 300 US$ millions (net to Magellan) Reserves 83 BCF Net 1P+2P Gas ( 201 BCF Gross) 2 mmbbl Net 1P+2P Oil 375 Market Cap Liquidation (no gas value) Sale of all gas to Customer A, B, or C US$1.80 net/mcf Methanol Development Or Partial Gas Sale Cash Deduct New Admin Cost Gas sale Value Note : Each module represents results of Excel economic evaluation (distributed separately) Methanol Value Cash Position and Valuation Future growth (plan but uncertain) New business beyond what we have today

Strategic Plan & Effort

Near Term Focus on selling uncommitted natural gas volumes New sales agreement any of PWC, ENI, or Conoco Focus and reorganize fields so that operating expenses drop significantly Single Operator, Remote Operations, move away from 14 on - 14 off Consider new equity / growth capital raise Build small but effective team into new office Near & Mid Term Plan Acquire undervalued reserves (< 50 cents/mcf in open market) Take Board-approved ownership positions in undervalued reserves Gain voting control - incorporate personnel and assets into new Magellan Spud "test" in UK oil play Monetize Cooper Basin and reinvest as above Strategic Overview Magellan Petroleum in the future

16 receiving Plants proposed 30 operational plants (not all are shown) Closest Supply Business Model Reserves Available 4 to 20 cents/mcf (undeveloped) Reserves Needed $16.00/ mcf (developed) Oil-Indexed East African Supply

0 10 20 30 40 50 60 70 80 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 Bcm 0 5 10 15 20 25 % Demand, Bcm YoY Growth, % China's natural gas consumption is a small percentage of total energy consumed and only about 10% of US or European consumption at the moment. China: 3.4% ( 67 Bcm ) US: 34% ( ~620 Bcm ) EU: 24.5% ( ~550 Bcm ) Chinese gas demand Remarkable growth and still only a "small" market (CERA)

Abadi 10-14.5 TCF Evans Shoal 7 TCF Heron /Blackwood 5 TCF Greater Sunrise 9+ TCF Black Tip 750 BCF Petrel & Tern 2 TCF Caldita 2 TCF Barossa 3 TCF Turtle/Barnett (Undeveloped Oil) Chuditch 700 BCF Bayu Undan 4 TCF Ichthys 14 TCF Kelp 700 BCF Montara 2 TCF Saratoga & Prometheus 1.5 TCF Crux, Padthaway Complex 2 TCF Brewster 800 BCF Scott Reef & Brecknock 18 TCF Darwin Lynedoch 1 TCF Vienta, Waggon Creek, Weaber (Gas) Mapped; 82TCF Frigate Deep 500 BCF

Future Commercial Hub Methanol Industrial Gases LNG Petrochemical Steel Cement Secondary Commercial Hub Methanol Industrial Gases Petrochemical

Central Darwin (pop 120,000) Bayu Undan LNG (complete) East Jetty (rail line onto dock) NT Power Complex Darwin Airport

Gas Line to Darwin 1500 km (938 miles) Gas Service to Alice Springs 100 km (63 miles) Mereenie Palm Valley

Next Steps William H. Hastings Raleigh 27th May, 2009

Near Term Focus on selling uncommitted natural gas volumes New sales agreement any of PWC, ENI, or Conoco Focus and reorganize fields so that operating expenses drop significantly Single Operator, Remote Operations, move away from 14 on - 14 off Consider new equity / growth capital raise Build small but effective team into new office Near & Mid Term Plan Acquire undervalued reserves (< 30 cents/mcf in open market) Take Board-approved ownership positions in undervalued reserves Gain voting control - incorporate personnel and assets into new Magellan Sign Methanol "Heads of Agreement" for exclusive supply to Darwin area Spud "test" in UK oil play Monetize Cooper Basin and reinvest as above Strategic Overview Magellan Petroleum in the future

Execution Plan

Thank You Questions ?